Securities Sold Under Agreements to Repurchase - Schedule of Securities Sold Under Agreements to Repurchase and Treasury Tax and Loan Deposits (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Debt Disclosure [Abstract]
Average balance during the year	$ 20,749	$ 18,912	$ 21,588
Average interest rate during the year	0.10%	0.11%	0.15%
Maximum month-end balance during the year	$ 24,257	$ 23,328	$ 25,246
Weighted average interest rate at year end	0.10%	0.11%	0.16%